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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

                       NAME OF ENTITY                                           JURISDICTION OF FORMATION
                       --------------                                           -------------------------

SCI Technology, Inc.                                                                     Alabama
Scimex, Inc.                                                                             Alabama
Sanmina-SCI Systems (Alabama) Inc.                                                       Alabama
SCI Plant No. 2, L.L.C.                                                                  Alabama
SCI Plant No. 3, L.L.C.                                                                  Alabama
SCI Plant No. 4, L.L.C.                                                                  Alabama
SCI Plant No. 5, L.L.C.                                                                  Alabama
SCI Plant No. 27, L.L.C.                                                                 Alabama
SCI Plant No. 30, L.L.C.                                                                 Alabama
Interworks Computer Products                                                            California
Viking Components Incorporated                                                          California
Compatible Memory, Inc.                                                                 California
SCI Plant No. 12, L.L.C.                                                                 Colorado
SCI Plant No. 22, L.L.C.                                                                 Colorado
SCI Systems, Inc.                                                                        Delaware
Sanmina-SCI Systems Enclosures, LLC                                                      Delaware
SCI Holdings, Inc.                                                                       Delaware
Sanmina Canada Holdings, Inc.                                                            Delaware
Interagency, Inc.                                                                        Delaware
Sanmina General, L.L.C.                                                                  Delaware
Sanmina Limited, L.L.C.                                                                  Delaware
Moose Acquisition Subsidiary, Inc.                                                       Delaware
Essex Acquisition Subsidiary, Inc.                                                       Delaware
SCI Funding, Inc.                                                                        Delaware
Hadco Santa Clara, Inc.                                                                  Delaware
Sanmina-SCI, LLC                                                                         Delaware
Hadco Corporation                                                                     Massachusetts
Sanmina Enclosure Systems USA Inc.                                                    North Carolina
Sanmina Texas, L.P.                                                                       Texas
SCI Enclosures (Denton), Inc.                                                             Texas
Manu-tronics, Inc.                                                                      Wisconsin
SCI Australia Holdings Pty. Ltd.                                                        Australia
Sanmina-SCI Systems (WA) Pty. Ltd.                                                      Australia
Sanmina-SCI Australia Pty. Ltd.                                                         Australia

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
                       NAME OF ENTITY                                           JURISDICTION OF FORMATION
                       --------------                                           -------------------------
Sanmina Foreign Sales Corporation                                                        Barbados
Continental Circuits International, Inc.                                                 Barbados
SCI Foreign Sales, Inc.                                                                  Barbados
Sanmina do Brasil Ltda.                                                                   Brasil
Sanmina-SCI do Brasil Technology Ltda.                                                    Brasil
Sanmina-SCI do Brasil Integration Ltda.                                                   Brasil
Sanmina (B.V.I) Limited                                                           British Virgin Island
Davos Group Limited (B.V.I.)                                                      British Virgin Islands
SCI Systems (Canada) Inc.                                                            Canada - Quebec
SCI Brockville Corp.                                                               Canada- Nova Scotia
Sanmina-SCI Canada ULC                                                                    Canada
Sanmina Enclosure Systems Inc.                                                       Canada- Ontario
Sanmina Cayman Ltd.                                                                   Cayman Islands
Sanmina-SCI Czech Republic Spol Sro                                                   Czech Republic
Sanmina-SCI EMS Haukipudas Oy  (fka: SCI Systems Finland Oy                              Finland
Sanmina-SCI Enclosure Systems Oy (fka: Segerstrom & Svensson Oy)                         Finland
Sanmina-SCI Enclosure Systems Salo Oy (fka: Segerstrom & Svensson Salo Oy)               Finland
Sanmina-SCI EMS Tikkakoski Oy (fka: Sanmina Oy)                                          Finland
Sanmina S.A.S.                                                                            France
SCI Holding France S.A.S.                                                                 France
SCI France S.A.S.                                                                         France
Sanmina-SCI France Real Estate                                                            France
Sanmina France S.A.S.                                                                     France
Sanmina-SCI France EMS                                                                    France
Sanmina-SCI Cable Systems GmbH                                                           Germany
Sanmina GmbH                                                                             Germany
Sanmina-SCI Verwaltungs GmbH                                                             Germany
Sanmina-SCI Holdings GmbH & Co. KG                                                       Germany
Sanmina-SCI Germany GmbH                                                                 Germany
Sanmina-SCI Enclosure Systems (Asia) Ltd.                                               Hong Kong
Sanmina (H.K.) Limited                                                                  Hong Kong
Sanmina (China) Limited                                                                 Hong Kong
Sanmina Asia Limited                                                                    Hong Kong
Sanmina (Taiwan) Limited                                                                Hong Kong
SST-Lease Kft                                                                            Hungary

                       NAME OF ENTITY                                           JURISDICTION OF FORMATION
                       --------------                                           -------------------------
Sanmina Enclosure Systems Kft.                                                           Hungary
Sanmina-SCI Hungary Electronics Manufacturing Limited Liability Company                  Hungary
Sanmina-SCI India Private Limited                                                         India
Dowlas Holding Limited                                                                   Ireland
Sanmina-SCI Ireland Ltd.                                                                 Ireland
Hadco Ireland Limited                                                                    Ireland
SCI Ireland Limited                                                                      Ireland
SCI Irish Holdings                                                                       Ireland
Compatible Memory International                                                          Ireland
SCI Alpha Limited                                                                        Ireland
Viking Components Ireland Pte                                                            Ireland
Sanmina-SCI Israel EMS Ltd.                                                               Israel
Sanmina-SCI Systems Tel Aviv Ltd.                                                         Israel
Sanmina-SCI Systems Israel Ltd.                                                           Israel
Sanmina-SCI Israel Medical Systems Ltd.                                                   Israel
Sanmina-SCI Systems Japan, Ltd.                                                            Japan
Sanmina-SCI Japan, Inc.                                                                    Japan
Sanmina-SCI Luxembourg S.a.r.l.                                                         Luxembourg
Sanmina-SCI Systems (Malaysia) Sdn Bhd                                                   Malaysia
Sanmina Corporation (Malaysia) Sdn Bhd                                                   Malaysia
AET Holdings (Mauritis) Ltd.                                                            Mauritius
SCI Systems de Mexico, S.A. de C.V.                                                       Mexico
Sanmina de Mexico, S.A. de C.V.                                                           Mexico
SCI/TAG de Mexico, S.A. de C.V.                                                           Mexico
SCI Services de Mexico, S.A. de C.V.                                                      Mexico
CMS Mexicana, S.A. de C.V.                                                                Mexico
Sanmina-SCI Cable Systems Monterey S. de R.L. de C.V.                                     Mexico
RSP de Mexico, S.A. de C.V.                                                               Mexico
AET Holland C.V.                                                                     The Netherlands
SCI Netherlands B.V.                                                                 The Netherlands
SCI Netherlands Holding, B.V.                                                        The Netherlands
Sanmina-SCI Mideast Holding, B.V.                                                    The Netherlands
Sanmina B.V.                                                                         The Netherlands
Sanmina-SCI Enclosure Systems, Lisburn, Ltd.                                         Northern Ireland
Sanmina-SCI Systems (Kunshan) Co., Ltd.                                         People's Republic of China
Sanmina (Qingdao) Limited                                                       People's Republic of China
Sanmina-SCI (Shenzen) Limited                                                   People's Republic of China

                       NAME OF ENTITY                                           JURISDICTION OF FORMATION
                       --------------                                           -------------------------
Hadco Scotland Limited                                                                   Scotland
Sanmina Enclosure Systems Limited                                                        Scotland
SCI Manufacturing (Singapore) Pte Ltd.                                                  Singapore
Viking Components Singapore Pte Ltd.                                                    Singapore
Sanmina-SCI Espana S.L.U.                                                                 Spain
Sanmina-SCI Kista AB                                                                      Sweden
SCI Systems Sweden AB                                                                     Sweden
Sanmina Holding AB                                                                        Sweden
Sanmina Europe AB (fka: Essex AB)                                                         Sweden
Sanmina Development AB                                                                    Sweden
UWC Simrishamn                                                                            Sweden
Segerstrom & Svensson Eskilstuna AB                                                       Sweden
Jordboro Forvaltnings AB                                                                  Sweden
Segerstrom & Svensson Bengtsfors AB                                                       Sweden
Tryggarps Forvaltnings AB                                                                 Sweden
Sanmina Enclosure Systems AB                                                              Sweden
Sanmina AB                                                                                Sweden
Sanmina International AG                                                               Switzerland
Sanmina-SCI Systems (Thailand), Ltd.                                                     Thailand
Hadco Foreign Sales Corporation                                                    U.S. Virgin Islands
Sanmina-SCI UK Limited                                                                United Kingdom
Sanmina-SCI PC Operations Limited                                                     United Kingdom
Sanmina-SCI UK Limited Partnership                                                    United Kingdom
Sanmina International (UK) Ltd.                                                       United Kingdom
Segerstrom UK Ltd.                                                                    United Kingdom
SCI Development Ltd.                                                                  United Kingdom